Lehman Brothers Ninth Annual Global Healthcare Conference March 8, 2006 The World Leader in Serving Science

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. This presentation contains these types of statements, which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance used in connection with any discussion of future operating results or financial performance identify forward-looking statements. All forward-looking statements reflect management's present expectations of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors that could cause actual results to differ materially from the results predicted include challenges presented by our acquisitions; economic and political risks related to our international operations; changes in the healthcare industry; the impact of government regulation; dependence on our customers' research and development efforts; and changes or disruptions in our relationships with our customers, suppliers and key employees, together with other potential risks and uncertainties, all of which are detailed under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Fisher Scientific International Inc.'s December 31, 2005 Annual Report on SEC Form 10-K. Please refer to the supplementary information table on our website at www.fisherscientific.com under "Investor Presentations" for a reconciliation of the adjusted amounts presented herein to generally accepted accounting principles. Safe Harbor Statement and Regulation G Statement

Founded: 1902 Revenue (2005): $5.6 billion Enterprise Value: $10.3 billion* Stock Listing: NYSE: FSH Index: S&P 500 Products: 600,000 Customers: 350,000 Employees: 19,500 Global Industry Leader International 0.25 U.S. 0.75 U.S. (75%) International (25%) Revenues by Region * Assumes stock price of $66.08 as of March 6, 2006.

* Excludes restructuring and non-recurring items and amortization of goodwill. See Supplementary Financial Information. ** Assumes stock price of $66.08 as of March 6, 2006. Distribution 0.8 Manufacturing 0.2 Distribution (80%) Proprietary (20%) 1991 Track Record of Accomplishment ($ in millions) Sales: $758 Operating Income: $ 39* OI Margin: 5.2% Enterprise Value: $216 Sales: $ 5,579 Operating Income: $ 735* OI Margin: 13.2% Enterprise Value: $10,294** 2005 Distribution 0.35 Other Proprieatry 0.6 Manufacturing 0 Pharma Services 0.05 Distribution (35%) Proprietary (60%) Managed Services 25% Annualized Return to Shareholders (5%)

Broad product offering Extensive suite of managed services Unmatched sales and marketing capabilities Global manufacturing and distribution network Competitive Strengths Powerful Channel Position

We Serve Large and Growing Markets Aging population - "fountain of youth" Shift to protein-based drugs Development of personalized medicine Demand for solutions Government regulations Market Drivers Global Market: $50 Billion Long Term Growth Rate: 5 - 8% Bipharma 8 Clinical 15 Scientific Research 27 U.S. Clinical Lab ($15 billion) Global Scientific Research ($27 billion) Global Biopharma Production ($8 billion)

Pharma 0.25 Biotech 0 Hospitals 0.22 Reference Labs / Other 0 Other 0.25 Government 0.09 Colleges and Universities 0.19 Pharma/Biotech (25%) Academic/ Medical Research (19%) Other Scientific Research (25%) Hospitals/ Reference Labs (22%) Government (9%) We Have a Diversified Customer Base No Customer > 3% of Sales Revenues by Customer Segment

Positioned for Growth

Fisher Scientific International Inc.

	Managed Services	Products & Technology		Distribution
	BioPharma Services	Life Sciences	Scientific Products	Global Distribution
2005 Sales* ($ millions)	$300	$1,400	$900	$2,800
Major Businesses	Clinical Services BioServices Analytical Services	Life Sciences Microbiology Global Chemicals Clinical Diagnostics Immunohistochemistry Histology	Research Consumables Clinical Consumables Lab Equipment	Research Healthcare Safety
Products	Clinical trial support Packaging/labeling Analytical lab services Specimen storage	Chemicals/reagents Life science tools Microbiology supplies Cell culture supplies Antibodies Diagnostic tests Instruments	Glassware Plastic labware Lab equipment Instruments	Lab consumables Chemicals/reagents Diagnostic tests Lab equipment Instruments

** Excludes Lab Workstations.*

Fisher Scientific International Inc.

What our customers want When and how they want it In an efficient and cost-effective manner We Provide . . .

.. . . What Our Customers Want Broad Product Offering Research Consumables Microbiology Chemicals Immunohistochemistry Life Science Consumables Lab Equipment Diagnostic Consumables Diagnostic Tests

Clinical trial logistics management Biological lab services Analytical testing Diagnostic product formulation Managed R&D services Extensive Service Offering .. . . What Our Customers Want

Strong technical support Supply-chain solutions 1,400 customer service reps 1,700 sales generalists 800 application specialists Unmatched Sales and Marketing Capabilities .. . . When and How They Want It

Globally integrated distribution network State-of-the-art systems Real-time inventory management Customized supply-chain services Global sourcing capabilities .. . . When and How They Want It Global Logistics Capabilities

.. . . When and How They Want It

Solutions for research applications Experiment workflow improvements Product standardization Supply-chain solutions Low-cost sourcing Managed services .. . . In an Efficient and Cost-Effective Manner

Strong Sales Growth 2001 2002 2003 2004 2005 2006F* CAGR: 15% * Midpoint of guidance as of March 8, 2006, excluding the results of Lab Workstations. ($ in billions)

* Range of 2006 guidance as of March 8, 2006, excluding equity compensation expense related to FAS 123r and the results of Lab Workstations. All years exclude restructuring and non-recurring items and amortization of goodwill. Cash EPS also excludes all amortization of intangibles. See Supplementary Financial Information. EPS CAGR: 26% Attractive Earnings per Share Growth* 2001 2002 2003 2004 2005 2006F $4.05- $4.20 $1.40 $1.86 $3.85 $4.35- $4.50 Cash EPS EPS Operating Margin 7.3% 7.5% 7.7% 10.2% 13.2% 14.2% $2.49 $3.12

2001 2002 2003 2004 2005 2006F** CAGR: 34% * Free cash flow is defined as cash flow from operating activities less capital expenditures. See Supplementary Financial Information. ** Midpoint of 2006 guidance range of $675 - $700 million and $525 - $550 million for operating cash flow and free cash flow, respectively, as of March 8, 2006. Strong Cash Flow Generation $119 $115 $138 $299 $484 $538 Operating Cash Flow Free Cash Flow* ($ in millions)

Future Outlook Organic sales growth 6 - 8%* 8% + Operating margins 14.1 - 14.3%* 18% + Operating cash flow $675 - $700* $1,000 + EPS Growth 15%* 15% + 2006 Target * Range of guidance as of March 8, 2006. EPS guidance is midpoint of guidance range. Excludes equity compensation related to FAS 123r, restructuring and nonrecurring items and results of Lab Workstations. ($ in millions)

The World Leader in Serving Science

(in millions, except per share amounts) Supplementary Financial Information